Exhibit 10.8.6

EXECUTION VERSION

INTERCOMPANY SUBORDINATION AGREEMENT

THIS INTERCOMPANY SUBORDINATION AGREEMENT (this “Agreement”), dated as of April 2, 2015, is delivered by and among JACK COOPER HOLDINGS CORP., a Delaware corporation (“Parent”) and each of Parent’s undersigned Subsidiaries (Parent and such Subsidiaries, each, an “Obligor”, and individually and collectively, jointly and severally, the “Obligors”), in favor of MSDC JC Investments, LLC, as agent for the Lender Group (in such capacity, together with its successors and assigns, if any, in such capacity, “Agent”), in light of the following:

WHEREAS, Parent the Lenders and Agent are, contemporaneously herewith, entering into that certain Credit Agreement dated as of March 31, 2015 (as amended, restated, supplemented, modified, renewed, refinanced or extended from time to time, the “Credit Agreement”);

WHEREAS, each Obligor has made or may make certain loans or advances from time to time to one or more other Obligors; and

WHEREAS, in order to induce the Lender Group to enter into the Credit Agreement, each Obligor has agreed to the subordination of the indebtedness of each other Obligor to such Obligor, upon the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

SECTION 1.                 Definitions; Interpretation.

(a)           Terms Defined in Credit Agreement. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

(b)           Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Agent” has the meaning set forth in the preamble to this Agreement.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Credit Agreement” has the meaning set forth in the recitals to this Agreement.

“Discharge of Senior Debt” means the indefeasible payment in full (or cash collateralization in accordance with the terms of the Credit Agreement) of all Senior Debt other than contingent indemnification Senior Debt.

“Insolvency Event” has the meaning set forth in Section 3.

“Obligor” and “Obligors” have the respective meanings set forth in the preamble to this Agreement.

“Parent” has the meaning set forth in the preamble to this Agreement.

“Senior Debt” means the Obligations and other indebtedness and liabilities of the Obligors to the Lender Group under or in connection with the Credit Agreement and the other Loan Documents.

“Subordinated Debt” means, with respect to each Obligor, all indebtedness, liabilities, and other monetary obligations (including any payments or redemptions with respect to any Preferred Stock) of any other Obligor owing to such Obligor in respect of any and all loans, advances, or Preferred Stock made by such Obligor to such other Obligor whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including all fees and all other amounts payable by any other Obligor to such Obligor under or in connection with any documents or instruments related thereto.

“Subordinated Debt Payment” means any payment or distribution by or on behalf of the Obligors, directly or indirectly, of assets of the Obligors of any kind or character, whether in cash, property, or securities, including on account of the purchase, redemption, or other acquisition of Subordinated Debt, as a result of any collection, sale, or other disposition of Collateral, or by setoff, exchange, or in any other manner, in each case, for or on account of the Subordinated Debt.

(c)           Interpretation. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting, and the term “or” is not exclusive. The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. References to agreements and other contractual instruments shall be deemed to include all subsequent amendments, restatements and other modifications thereto. References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending, or replacing the statute or regulation referred to. Any reference herein to the satisfaction or payment in full of the Senior Debt shall mean the Discharge of Senior Debt. The captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

SECTION 2.                 Subordination To Payment Of Senior Debt.  As to each Obligor, all payments on account of the Subordinated Debt shall be subject, subordinate, and junior, in right of payment and exercise of remedies, to the extent and in the manner set, forth herein, to the Senior Debt.

SECTION 3.                 Subordination Upon Any Distribution Of Assets Of The Obligors. As to each Obligor, in the event of any payment or distribution of assets of any other Obligor of any kind or character, whether in cash, property, or securities, upon the dissolution, winding up, or total or partial liquidation or reorganization, readjustment, arrangement, or similar proceeding relating to such other Obligor or its property, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership, arrangement, or similar proceedings or upon an assignment for the benefit of creditors, or upon any other marshaling or composition of the assets and liabilities of such other Obligor, or otherwise (such events, collectively, the “Insolvency Events”): (a) the Discharge of Senior Debt must have occurred before any Subordinated Debt Payment is made; and (b) to the extent permitted by applicable law, any Subordinated Debt Payment to which such Obligor would be entitled except for the provisions hereof, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating lender making such payment or distribution directly to Agent for application to the payment of the Senior Debt in accordance with clause (a), after giving effect to any concurrent payment or distribution or provision therefor to Agent or any member of the Lender Group in respect of such Senior Debt until the Discharge of Senior Debt.

SECTION 4.                 Payments On Subordinated Debt.

(a)           Permitted Payments. So long as no Event of Default has occurred and is continuing, each Obligor may make, and each other Obligor shall be entitled to accept and receive, Subordinated Debt Payments allowed to be made, if any, under the Credit Agreement.

(b)           No Payment Upon Senior Debt Defaults. Upon the occurrence and during the continuance of any Event of Default, and until such Event of Default is cured or waived, no Obligor shall make, and no other Obligor shall accept or receive, any Subordinated Debt Payment.

SECTION 5.                 Subordination Of Remedies. Until Discharge of Senior Debt, following the occurrence and during the continuance of any Event of Default and until such Event of Default is cured or waived, no Obligor shall, without the prior written consent of Agent:

(a)           accelerate, make demand, or otherwise make due and payable prior to the original due date thereof any Subordinated Debt or bring suit or institute any other actions or proceedings to enforce its rights or interests in respect of the obligations of any other Obligor owing to such Obligor;

(b)           exercise any rights under or with respect to guaranties of the Subordinated Debt, if any;

(c)           exercise any rights to set-offs and counterclaims in respect of any indebtedness, liabilities, or obligations of such Obligor to any other Obligor against any of the Subordinated Debt; or

(d)           commence, or cause to be commenced, or join with any creditor other than Agent or any Lender in commencing, any bankruptcy, insolvency, or receivership proceeding against the other Obligor.

SECTION 6.                 Payment Over To Agent. In the event that, notwithstanding the provisions of Sections 2, 3, 4, and 5, any Subordinated Debt Payments shall be received in contravention of such Sections 2, 3, 4, and 5 by any Obligor before the Discharge of Senior Debt shall have occurred, such Subordinated Debt Payments shall be held in trust for the benefit of the Lender Group, and shall be paid over or delivered to Agent for application to the payment, in full, of all Senior Debt (other than contingent indemnifications not yet due and payable) remaining unpaid to the extent necessary to give effect to such Sections 2, 3, 4, and 5, after giving effect to any concurrent payments or distributions to Agent or any member of the Lender Group in respect of the Senior Debt.

SECTION 7.                 Authorization To Agent.  If, while any Subordinated Debt is outstanding, any Event of Default shall occur and be continuing: (a) Agent hereby is irrevocably authorized and empowered (in the name of each other Obligor or otherwise), but shall have no obligation, to demand, sue for, collect, and receive every payment or distribution in respect of the Subordinated Debt and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Agent; and (b) each other Obligor shall, to the extent permitted by law, promptly take such action as Agent reasonably may request (i) to collect the Subordinated Debt for the account of the Lender Group and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (ii) to execute and deliver to Agent such powers of attorney, assignments, and other instruments as it may request to enable it to enforce any and all claims with respect to the Subordinated Debt, and (iii) to collect and receive any and all Subordinated Debt Payments.

SECTION 8.                 Certain Agreements Of Each Obligor.

(a)           No Benefits. Each Obligor understands that there may be various agreements between the Lender Group and any other Obligor evidencing and governing the Senior Debt, and each Obligor acknowledges and agrees that such agreements are not intended to confer any benefits on such Obligor unless such Obligor is also a party thereto (in which case, the rights of such Obligor are as set forth therein) and that Agent and the Lenders shall have no obligation to such Obligor or any other Person to exercise any rights, enforce any remedies, or take any actions which may be available to them under such agreements unless such Obligor is also a party thereto (in which case, the rights of such Obligor or such Person are as set forth therein).

(b)           No Interference. Each Obligor acknowledges that certain other Obligors have granted to Agent for the benefit of the Lender Group, security interests in substantially all of such other Obligor’s assets, and agrees not to interfere with or in any manner oppose a disposition of any Collateral of such other Obligor by Agent in accordance with the applicable Loan Documents and applicable law.

(c)           Reliance by Agent and Lenders. Each Obligor acknowledges and agrees that Agent and the Lenders will have relied upon and will continue to rely upon the subordination provisions provided for herein and the other provisions hereof in entering into the Loan Documents.

(d)           Waivers. Except as provided under the Credit Agreement or any other Loan Document, each Obligor hereby waives any and all notice of the incurrence of the Senior Debt or any part thereof and any right to require marshaling of assets.

(e)           Obligations of Each Obligor Not Affected. Each Obligor hereby agrees that at any time and from time to time, without notice to or the consent of such Obligor, without incurring responsibility to such Obligor, and without impairing or releasing the subordination provided for herein or otherwise impairing the rights of Agent hereunder: (i) the time for any other Obligor’s performance of or compliance with any of its agreements contained in the Loan Documents may be extended or such performance or compliance may be waived by Agent or the Lenders; (ii) the agreements of any other Obligor with respect to the Loan Documents may from time to time be modified by such other Obligor, Agent, and the Lenders for the purpose of adding any requirements thereto or changing in any manner the rights and obligations of such other Obligor, Agent, or the Lenders thereunder; (iii) the manner, place, or terms for payment by any other Obligor of Senior Debt or any portion thereof may be altered or the terms for payment extended, or the Senior Debt of any other Obligor may be renewed in whole or in part; (iv) the maturity of the Senior Debt of any other Obligor may be accelerated in accordance with the terms of any present or future agreement by any other Obligor, Agent, and the Lenders; (v) any Collateral may be sold, exchanged, released, or substituted and any Lien in favor of Agent may be terminated, subordinated, or fail to be perfected or become unperfected; (vi) any Person liable in any manner for Senior Debt may be discharged, released, or substituted; and (vii) all other rights against the other Obligors, any other Person, or with respect to any Collateral may be exercised (or Agent may waive or refrain from exercising such rights as provided in the Loan Documents or under applicable law) in each case, in accordance with the applicable Loan Documents and applicable law.

(f)            Rights of Agent Not to Be Impaired. No right of Agent or the Lenders to enforce the subordination provided for herein or to exercise its other rights hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act by any Obligor, Agent, or the Lenders hereunder or under or in connection with the other Loan Documents or by any noncompliance by the other Obligors with the terms and provisions and covenants herein or in any other Loan Document, regardless of any knowledge thereof Agent or the Lenders may have or otherwise be charged with.

(g)           Financial Condition of the Obligors. Except as otherwise permitted under the Credit Agreement, the other Loan Documents or by applicable law, no Obligor shall have any right to require Agent or any Lender to obtain or disclose any information with respect to: (i) the financial condition or character of any other Obligor or the ability of any other Obligor to pay and perform any or all of Senior Debt; (ii) the Senior Debt; (iii) the Collateral or other security for any or all of the Senior Debt; (iv) the existence or nonexistence of any guarantees of, or any other subordination agreements with respect to, all or any part of the Senior Debt; or (v) any action or inaction on the part of Agent, any Lender or any other Person.

(h)           Acquisition of Liens or Guaranties. No Obligor shall, without the prior consent of Agent and except as permitted under the Credit Agreement, acquire any right or interest in or to any Collateral not owned by such Obligor or accept any guaranties from any other Obligor or from any other Subsidiary of any Loan Party for the Subordinated Debt.

SECTION 9.                 Subrogation.

(a)           Subrogation. Until such time as the Discharge of the Senior Debt has occurred, no Obligor shall directly or indirectly exercise any rights that it may acquire by way of subrogation under or in connection with this Agreement against any other Obligor, whether by any payment or distribution to the Agent, the Lender Group or otherwise; provided that anything to the contrary contained in the foregoing notwithstanding, no Obligor shall exercise any such rights against any other Obligor (including after Discharge of the Senior Debt) if all or any portion of the Senior Debt shall have been satisfied in connection with an exercise of remedies by Agent in respect of the Stock of such other Obligor whether pursuant to the Security Agreement or otherwise. For the purposes of the foregoing subrogation, no payments or distributions to Agent of any cash, property, or securities to which any Obligor would be entitled except for the provisions of Section 2, 3, 4, or 5 shall, as among such Obligor, its creditors (other than Agent and the Lenders), and the other Obligors, be deemed to be a payment by the other Obligors to or on account of the Senior Debt.

(b)           Payments Over to the Obligors. If any payment or distribution to which any Obligor would otherwise have been entitled but for the provisions of Section 2, 3, 4, or 5  shall have been applied pursuant to the provisions of Section 2, 3, 4, or 5 to the payment of all amounts payable under the Senior Debt, such Obligor shall be entitled to receive from Agent or the Lenders any payments or distributions received by Agent or the Lenders in excess of the amount sufficient to pay in full in cash all amounts payable under or in respect of the Senior Debt. If any such excess payment is made to Agent or the Lenders, Agent or the Lenders shall promptly remit such excess to such Obligor and until so remitted shall hold such excess payment for the benefit of such Obligor.

SECTION 10.               Continuing Agreement; Reinstatement.

(a)           Continuing Agreement.  This Agreement is a continuing agreement of subordination and shall continue in effect and be binding upon each Obligor until the Discharge of Senior Debt has occurred. The subordinations, agreements, and priorities set forth herein shall remain in full force and effect regardless of whether any party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with the other Obligor.

(b)           Reinstatement.  This Agreement shall continue to be effective or shall be reinstated, as the case may be, if, for any reason, any payment of the Senior Debt by or on behalf of any other Obligor shall be rescinded or must otherwise be restored by Agent or the Lenders, whether as a result of an Insolvency Event or otherwise.

SECTION 11.               Transfer Of Subordinated Debt.  No Obligor may assign or transfer its rights and obligations in respect of the Subordinated Debt except to another Obligor or as expressly permitted by the Credit Agreement without the prior written consent of Agent, and any such transferee or assignee, as a condition to acquiring an interest in the Subordinated Debt shall agree to be bound hereby, in form satisfactory to Agent.

SECTION 12.               Obligations Of The Obligors Not Affected.  The provisions of this Agreement are intended solely for the purpose of defining the relative rights of each Obligor against the other Obligors, on the one hand, and of Agent and the Lenders against the Obligors, on the other hand. Nothing contained in this Agreement shall (i) impair, as between each Obligor and the other Obligors, the obligation of the other Obligors to pay their respective obligations with respect to the Subordinated Debt as and when the same shall become due and payable, or (ii) otherwise affect the relative rights of each Obligor against the other Obligors, on the one hand, and of the creditors (other than Agent or the Lenders) of the other Obligors against the other Obligors, on the other hand.

SECTION 13.               Endorsement Of Obligor Documents; Further Assurances And Additional Acts.

(a)           Endorsement of Obligor Documents. At the request of Agent, all documents and instruments evidencing any of the Subordinated Debt, if any, shall be endorsed with a legend noting that such documents and instruments are subject to this Agreement, and each Obligor shall promptly deliver to Agent evidence of the same.

(b)           Further Assurances and Additional Acts.  Each Obligor shall execute, acknowledge, deliver, file, notarize, and register at its own expense all such further agreements, instruments, certificates, financing statements, documents, and assurances, and perform such acts as Agent reasonably shall deem necessary or appropriate to effectuate the purposes of this Agreement, and promptly provide Agent with evidence of the foregoing reasonably satisfactory in form and substance to Agent.

SECTION 14.               Notices.  All notices and other communications hereunder to Agent shall be in writing and shall be mailed, sent or delivered in accordance with notice provisions contained in the Credit Agreement and all notices and other communications hereunder to an Obligor shall be in writing and shall be mailed, sent or delivered in care of Parent in accordance with the Credit Agreement.

SECTION 15.               No Waiver; Cumulative Remedies.  No failure on the part of Agent or the Lenders to exercise, and no delay in exercising, any right, remedy, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers, and privileges that may otherwise be available to Agent and the Lenders.

SECTION 16.               Costs And Expenses.  Each of the Obligors, jointly and severally, agrees to pay to Agent on written demand (a) all reasonable out-of-pocket costs and expenses incurred by Agent to the extent Agent reasonably deems necessary or appropriate for the performance and fulfillment of its functions, powers, and obligations pursuant to this Agreement, and the reasonable fees and disbursements of counsel to Agent, in connection with the negotiation, preparation, execution, delivery, and administration of this Agreement, and any amendments, modifications, or waivers of the terms thereof; and (b) all reasonable out-of-pocket costs and expenses of Agent, and the reasonable fees and disbursements of counsel, in connection with the enforcement or attempted enforcement of, and preservation of rights or interests under, this Agreement (including any amendments, modifications, or waiver of the terms hereof), including any losses, out-of-pocket costs and expenses sustained by Agent as a result of any failure by any Obligor to perform or observe its obligations contained in this Agreement.

SECTION 17.               Survival.  All covenants, agreements, representations and warranties made in this Agreement shall, except to the extent otherwise provided herein, survive the execution and delivery of this Agreement, and shall continue in full force and effect until the Discharge of Senior Debt has occurred. Without limiting the generality of the foregoing, the obligations of each Obligor under Sections 9(a) and 16 shall survive the Discharge of Senior Debt.

SECTION 18.               Benefits of Agreement.  This Agreement is entered into for the sole protection and benefit of the parties hereto, the Lenders and their permitted successors and assigns, and no other Person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement.

SECTION 19.               Binding Effect.  This Agreement shall be binding upon, inure to the benefit of and be enforceable by each Obligor, Agent, and the Lenders and their respective permitted successors and permitted assigns.

SECTION 20.               Governing Law. THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER  OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 21.               Submission to Jurisdiction.

(a)           EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR FOR THE RECOGNITION OR

ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTWITHSTANDING THE FOREGOING,  ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. PARENT AND EACH MEMBER OF THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 21.

(b)           TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH A “CLAIM”). EACH OF THE PARTIES HERETO REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

NO CLAIM MAY BE MADE BY OBLIGORS AGAINST AGENT, ANY LENDER, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES OR LOSSES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH OBLIGOR HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

SECTION 22.               Entire Agreement; Amendments And Waivers.

(a)           Entire Agreement.  This Agreement constitutes the entire agreement of each of the Obligors and Agent with respect to the matters set forth herein and supersedes any prior agreements, commitments, drafts, communications, discussions, and understandings, oral or written, with respect thereto. None of the terms or conditions of this Agreement imposes on the Obligors any obligation or liability under any Loan Document (other than this Agreement). The foregoing notwithstanding, the terms and conditions of this Agreement shall not in any way limit or affect the obligations or liabilities of any Obligor under the Loan Documents to which such Obligor is a party.

(b)           Amendments and Waivers.  No amendment to or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by each of the Obligors and Agent; and no waiver of any provision of this Agreement or consent to any departure by any Obligor from any provision hereof, shall in any event be effective unless the same shall be in writing and signed by Agent. Any such amendment, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 23.               Conflicts.

(a)           Conflicts with Subordinated Debt Documents. In case of any conflict or inconsistency between any terms of this Agreement, on the one hand, and any documents or instruments in respect of the Subordinated Debt, on the other hand, then the terms of this Agreement shall control.

(b)           Conflicts with Credit Agreement. In case of any conflict or inconsistency between any terms of this Agreement, on the one hand, and any of the terms and provisions of the Credit Agreement, on the other hand, then the terms and provisions of the Credit Agreement shall control.

SECTION 24.               Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement or the validity or effectiveness of such provision in any other jurisdiction.

SECTION 25.               Interpretation.  This Agreement is the result of negotiations between, and have been reviewed by the respective counsel to, the Obligors and Agent and is the product of all parties hereto. Accordingly, this Agreement shall not be construed against Agent merely because of Agent’s involvement in the preparation hereof.

SECTION 26.               Counterparts; Telefacsimile Execution.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

SECTION 27.               New Obligors.  In the event that Agent requires one or more new direct or indirect Subsidiaries of Parent to enter into this Agreement pursuant to the Credit Agreement, they may do so by executing and delivering in favor of Agent a supplement to this Agreement in the form of Annex 1 attached hereto. Upon the execution and delivery of such supplement by such new Subsidiary, such Subsidiary shall become an Obligor hereunder with the same force and effect as if originally named as an Obligor herein. The execution and delivery of any instrument adding an additional Obligor as a party to this Agreement shall not require the consent of any Obligor hereunder. The rights and obligations of each Obligor hereunder shall remain in full force and effect notwithstanding the addition of any new Obligor hereunder.

SECTION 28.               Termination of Agreement.  Upon the Discharge of Senior Debt, this Agreement shall terminate and Agent shall promptly execute and deliver to each Obligor such documents and instruments as shall be necessary to evidence such termination; provided, however, that the obligations of each Obligor under Section 9(a), Section 16, and Section 17 shall survive such termination.

[Signature pages follow.]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement as of the date first written above.

OBLIGORS:	JACK COOPER HOLDINGS CORP.

	By:	/s/ T. Michael Riggs
Title: Chief Executive Officer
Name: T. Michael Riggs

AUTO HANDLING CORPORATION

	By:	/s/ T. Michael Riggs
Title: Chief Executive Officer
Name: T. Michael Riggs

JACK COOPER LOGISTICS, LLC

	By:	/s/ T. Michael Riggs
Title: Chief Executive Officer
Name: T. Michael Riggs

JACK COOPER TRANSPORT COMPANY, INC.

	By:	/s/ T. Michael Riggs
Title: Chief Executive Officer
Name: T. Michael Riggs

PACIFIC MOTOR TRUCKING COMPANY

	By:	/s/ T. Michael Riggs
Title: Chief Executive Officer
Name: T. Michael Riggs

[Signatures continue on the following page]

Intercompany Subordination Agreement

JACK COOPER SPECIALIZED TRANSPORT, INC.

By:	/s/ T. Michael Riggs
Title: Chief Executive Officer
Name: T. Michael Riggs

AUTO EXPORT SHIPPING, INC.

By:	/s/ T. Michael Riggs
Title: Chief Executive Officer
Name: T. Michael Riggs

AXIS LOGISTIC SERVICES, INC.

By:	/s/ T. Michael Riggs
Title: Chief Executive Officer
Name: T. Michael Riggs

JACK COOPER CT SERVICES, INC.

By:	/s/ T. Michael Riggs
Title: Chief Executive Officer
Name: T. Michael Riggs

JACK COOPER RAIL AND SHUTTLE, INC.

By:	/s/ T. Michael Riggs
Title: Chief Executive Officer
Name: T. Michael Riggs

[Signatures continue on the following page]

Intercompany Subordination Agreement

JCSV DUTCH B.V.

By:	/s/ K. A. Wouters
Name:	K. A. Wouters
Title: Director A
Place: Amsterdam, the Netherlands

By:	/s/ T. Michael Riggs
Name:	T. Michael Riggs
Title: Director B
Place:

JCSV DUTCH COÖPERATIEF U.A.

By:	/s/ L.F.M. Heine
Name:	L.F.M. Heine
Title: Director A
Place: Amsterdam, the Netherlands

By:	/s/ T. Michael Riggs
Name:	T. Michael Riggs
Title: Director B
Place:

[Signatures continue on the following page]

Intercompany Subordination Agreement

JCSV DUTCH 1 C.V.

By: JCSV I, LLC, its general partner

By:	/s/ T. Michael Riggs
Name:	T. Michael Riggs
Title:	Chief Executive Officer

JCSV NETHERLANDS 2 C.V.

By: JCSV II, LLC, its general partner

By:	/s/ T. Michael Riggs
Name:	T. Michael Riggs
Title:	Chief Executive Officer

[Signatures continue on the following page]

Intercompany Subordination Agreement

JCSV I, LLC

By:	/s/ T. Michael Riggs
Name:	T. Michael Riggs
Title:	Chief Executive Officer

JCSV II, LLC

By:	/s/ T. Michael Riggs
Name:	T. Michael Riggs
Title:	Chief Executive Officer

JCSV III, LLC

By:	/s/ T. Michael Riggs
Name:	T. Michael Riggs
Title:	Chief Executive Officer

[Signatures continue on the following page]

Intercompany Subordination Agreement

JACK COOPER TRANSPORT CANADA, INC.

By:	/s/ T. Michael Riggs
Name:	T. Michael Riggs
Title:	Chief Executive Officer

JACK COOPER CANADA GP 1 INC.

By:	/s/ T. Michael Riggs
Name:	T. Michael Riggs
Title:	Chief Executive Officer

JACK COOPER CANADA GP 2 INC.

By:	/s/ T. Michael Riggs
Name:	T. Michael Riggs
Title:	Chief Executive Officer

[Signatures continue on the following page]

Intercompany Subordination Agreement

JACK COOPER CANADA 1 LIMITED PARTNERSHIP.

By: Jack Cooper Canada GP 1 Inc., its general partner

By:	/s/ T. Michael Riggs
Name:	T. Michael Riggs
Title:	Chief Executive Officer

JACK COOPER CANADA 2 LIMITED PARTNERSHIP

By: Jack Cooper Canada GP 2 Inc., its general partner

By:	/s/ T. Michael Riggs
Name:	T. Michael Riggs
Title:	Chief Executive Officer

[Signatures continue on the following page]

Intercompany Subordination Agreement

JCH MEXICO, S. DE R.L. DE C.V.

By:	/s/ T. Michael Riggs
Name:	T. Michael Riggs
Title:	Chairman and Chief Executive Officer

AXIS OPERADORA HERMOSILLO, S.A. DE C.V

By:	/s/ T. Michael Riggs
Name:	T. Michael Riggs
Title:	Chief Executive Officer

AXIS OPERADORA MEXICO, S.A. DE C.V.

By:	/s/ T. Michael Riggs
Name:	T. Michael Riggs
Title:	Chief Executive Officer

AXIS OPERADORA GUADALAJARA, S.A. DE C.V.

By:	/s/ T. Michael Riggs
Name:	T. Michael Riggs
Title:	Chief Executive Officer

AXIS OPERADORA MONTERREY S.A. DE C.V.,

By:	/s/ T. Michael Riggs
Name:	T. Michael Riggs
Title:	Chief Executive Officer

AXIS LOGISTICA S. DE R.L. DE C.V.,

By:	/s/ T. Michael Riggs
Name:	T. Michael Riggs
Title:	Chief Executive Officer

AXIS TRASLADOS, S. DE R.L. DE C.V.

By:	/s/ T. Michael Riggs
Name:	T. Michael Riggs
Title:	Chief Executive Officer

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Intercompany Subordination Agreement

ARETA, S. DE R.L. DE C.V.

By:	/s/ T. Michael Riggs
Name:	T. Michael Riggs
Title:	Chief Executive Officer

Intercompany Subordination Agreement

Agent	MSDC JC INVESTMENTS, LLC

	By:	/s/ Marcello Liguori
Name: Marcello Liguori
Title: Vice President

Intercompany Subordination Agreement

ANNEX 1 TO INTERCOMPANY SUBORDINATION AGREEMENT
FORM OF SUPPLEMENT

Supplement No.      (this “Supplement”) dated as of                , to the Intercompany Subordination Agreement dated as of April 2, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Subordination Agreement”) by each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “New Obligors” and each individually “New Obligor”) and MSDC JC Investments, LLC,, in its capacity as Agent for the Lender Group (in such capacity, together with the successors, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement dated as of March 31, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Jack Cooper Holdings Corp. (“Parent”), the lenders party thereto (“Lenders”) and Agent, the Lender Group is willing to make certain financial accommodations available to Parent from time to time pursuant to the terms and conditions thereof; and

WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Subordination Agreement or the Credit Agreement; and

WHEREAS, pursuant to Section 5.11 of the Credit Agreement, new direct or indirect Subsidiaries of any Loan Party, must execute and deliver certain Loan Documents, including the Subordination Agreement, and the execution of the Subordination Agreement by the undersigned New Obligor or New Obligors may be accomplished by the execution of this Supplement in favor of Agent, for the benefit of the Lender Group.

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Obligor hereby agrees as follows:

1.             In accordance with Section 27 of the Subordination Agreement, each New Obligor, by its signature below, becomes an “Obligor” under the Subordination Agreement with the same force and effect as if originally named therein as an “Obligor” and each New Obligor hereby (a) agrees to all of the terms and provisions of the Subordination Agreement applicable to it as a “Obligor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Obligor” thereunder are true and correct in all material respects on and as of the date hereof (except for any such representation and warranty which specifically relates to an earlier date). Each reference to an “Obligor” in the Subordination Agreement shall be deemed to include each New Obligor. The Subordination Agreement is incorporated herein by reference.

2.             Each New Obligor represents and warrants to Agent and the Lender Group that this Supplement has been duly executed and delivered by such New Obligor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as

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enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

3.             This Supplement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission shall be as effective as delivery of a manually executed counterpart hereof.

4.             Except as expressly supplemented hereby, the Subordination Agreement shall remain in full force and effect.

5.             This Supplement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles thereof. The provisions of Section 21 of the Subordination Agreement are hereby incorporated by reference as if fully set forth herein.

[Signature pages follow.]

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement as of the date first written above.

New Obligor:	[ ],
a [ ]

By:
Title:
Name:

Supplement to Intercompany Subordination Agreement

Agent	MSDC JC INVESTMENTS, LLC
a [ ]

By:
Name:
Title:

Supplement to Intercompany Subordination Agreement